Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated July 8, 2013 to the

Statutory Prospectuses for Administrative Class and Class A, Class C, Class D, Class P, Class R and Class R6 of

Allianz Funds Multi-Strategy Trust, dated April 1, 2013, (as supplemented thereafter)

Disclosure Relating to AllianzGI Retirement Income Fund (the “Fund”)

Within the Fund Summary for the Fund, the second to last sentence in the subsection entitled “Principal Investment Strategies” is replaced with the following:

These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets.

The information relating to the Fund contained in the table under the section entitled “Overview of Allianz Target Funds” is revised to state the following:

Target Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target		Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25 75	% %	15% to 40 60% to 85	% %

Within the section entitled “Overview of Allianz Target Funds”, the final sentence in the subsection entitled “Asset Allocation Process - First Step - Target Risk Funds” is revised to state that with respect to the Fund, the range for return-generating assets is between 15% to 40% and the range for defensive assets is between 60% to 85%.

Please retain this Supplement for future reference.